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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2004
                                -----------------

                                R Wireless, Inc.
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             (Exact name of registrant as specified in its charter)

             Georgia           000-32335                58-2558702
       ------------------   ----------------      --------------------
        (State or other
         Jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)       File Number)        Identification No.)

      4210 Columbia Road, Suite 10C, Martinez, GA            30907
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      (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code: 212-534-2202
                               ---------------

  --------------------------------------------------------------------------
       (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events and Regulation FD Disclosure.

On February 19, 2004, R Wireless, Inc. (the Company") filed its annual report as of September 30, 2003 on Form 10-KSB. The report contains some information from the Company's annual report as of September 30, 2002, including the audited financial statements, which was not updated for a 2003 filing. The Company has informed its auditors, the NASD and the Security and Exchange Commission (the "SEC") of the inaccurate filing and is diligently preparing an amended Form 10-KSB, with updated, audited financial statements and current information. It is anticipated that a corrected Form 10-KSB/A will be filed with the SEC, no later than March 12, 2004.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Item 12. Results of Operations and Financial Condition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2004                               By: /s/ Mark S. Neuhaus
                                            -----------------------------------
                                               Name: Mark S. Neuhaus
                                               Its: Chairman and President (CEO)